UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Indemnification Agreements

Effective September 21, 2013, each director of S&W Seed Company ("Company") entered into an Indemnification Agreement (the "Indemnification Agreement") which replaced any prior indemnification agreement with the Company to which such director was a party. The prior indemnification agreements were governed by Delaware law, the Company's state of incorporation until it was reincorporated in Nevada in December 2011. The Indemnification Agreement supplements the indemnification rights provided under the Company's articles of incorporation, bylaws, and applicable law. In addition, each director of the Company's wholly owned subsidiaries, S&W Seed Australia Pty Ltd and Seed Genetics International Pty Ltd (each, a "Subsidiary"), entered into separate indemnification agreements with the Company which are substantially in the form of the Indemnification Agreement but relate to service as a director of the Subsidiary (the "Subsidiary Indemnification Agreement").

The Indemnification Agreement provides that the Company will indemnify the director (the "Indemnitee") against all expenses (as defined in the agreement) actually and reasonably incurred by the Indemnitee and arising out of his service as a director to the fullest extent permitted by the Company's articles of incorporation, bylaws, and Nevada law or other applicable law and to any greater extent that applicable law may in the future permit. The Indemnification Agreement also provides procedures for the determination of an Indemnitee's right to receive indemnification and the advancement of expenses.

The foregoing description of the Indemnification Agreement is a general description only and is qualified in its entirety by reference to the Indemnification Agreement, the form of which is attached hereto as Exhibit 10.1. The form of Subsidiary Indemnification Agreement entered into by each of the Subsidiary's directors is substantially similar to the Indemnification Agreement and is attached hereto as Exhibit 10.2.

Amendment to 2009 Amended and Restated Equity Incentive Plan

On September 21, 2013, the Company's Board of Directors approved Amendment No. 1 to the Company's Amended and Restated 2009 Equity Incentive Plan ("Amendment No. 1"). Amendment No. 1 amends the Company's Amended and Restated 2009 Equity Incentive Plan (the "Plan") to provide that the terms of a written agreement between the Company and a Plan participant will control over the terms of the Plan with respect to the definitions of events of control, with certain exceptions.

The foregoing description is a general description only and is qualified in its entirety by reference to Amendment No. 1, which is attached hereto as Exhibit 10.3.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Indemnification Agreement for S&W Seed Company Director
10.2	Form of Indemnification Agreement for Subsidiary Director
10.3	Amendment No. 1 to S&W Seed Company Amended and Restated 2009 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President of Finance and Chief Financial Officer

Date: September 27, 2013

2

EXHIBIT INDEX

Exhibit	Description
10.1 *	Form of Indemnification Agreement for S&W Seed Company Director
10.2 *	Form of Indemnification Agreement for Subsidiary Director
10.3 *	Amendment No. 1 to S&W Seed Company Amended and Restated 2009 Equity Incentive Plan

*    Also provided in PDF format as a courtesy.